GO  ONLINE  NETWORKS  CORPORATION
     9800  Eton  Avenue
     Chatsworth,  California  91311

                             February  20,  2004

Dear  Shareholders:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Go Online Networks Corporation (the "Company") to be held at 9:00 a.m. local time, March 12, 2004, at the Ramada Inn, 21340 Devonshire St., Chatsworth, CA 91311.

     Your approval is requested in amending the Company's Articles of Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 200,000,000 to 850,000,000, electing directors to serve for the coming year, and ratifying the appointment of auditors for the Company for the fiscal year ending December 31, 2004. You will also transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend the meeting, we ask that you complete, sign, date, and return the enclosed proxy card at your earliest convenience in the provided postage-paid, addressed envelope to ensure that your stock will be represented. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

     Very  truly  yours,

/s/ Joseph M. Naughton

     By:
Joseph  M.  Naughton
Chief  Executive  Officer,  President  and
Chairman  of  the  Board

GO  ONLINE  NETWORKS  CORPORATION
9800  ETON  AVENUE
CHATSWORTH,  CALIFORNIA  91311


NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
TO  BE  HELD  MARCH  12,  2004.

To  the  Shareholders  of  Go  Online  Networks  Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Go Online Networks Corporation, a Delaware corporation (the "Company"), will be held at the Ramada Inn, 21340 Devonshire St., Chatsworth, CA 91311, on March 12, 2004, at 9:00 a.m. local time, for the following purposes:

     (1) INCREASE IN AUTHORIZED STOCK. To approve an amendment to the Company's Articles of Incorporation in order to increase the authorized but unissued shares of common stock of the Company from 200,000,000 to 850,000,000;

     (2) ELECTION OF DIRECTORS. To elect three directors to hold office until the 2005 Annual Meeting of Shareholders or until their successors are elected and qualified;

     (3) RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify and approve the appointment of Weinberg & Company, P.A. as the independent auditors for the Company for the fiscal year ending December 31, 2004; and

     (4) OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached hereto and made a part hereof.

     The Board of Directors has fixed the close of business on February 3, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the 2004 Annual Meeting of Shareholders and any adjournment or postponement thereof.

By  Order  of  the  Board  of  Directors


Joseph  M.  Naughton
Chief  Executive  Officer,  President  and  Chairman  of  the  Board

Chatsworth,  California
February  10,  2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

     GO  ONLINE  NETWORKS  CORPORATION
     9800  Eton  Avenue
     Chatsworth,  California  91311


GENERAL  INFORMATION

     This Proxy Statement is furnished to the shareholders of Go Online Networks Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies in the accompanying form for use in voting at the 2004 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on March 12, 2004, at the Ramada Inn, 21340 Devonshire St., Chatsworth, CA 91311, at 9:00 a.m. local time, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Mr. Joseph M. Naughton, the Company's President) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION  AND  VOTING  PROCEDURES

     This Proxy Statement and the accompanying proxy were first sent by mail to shareholders on or about February 20, 2004. The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock (the "Common Stock"). The Company may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with such solicitation.

     The close of business on February 3, 2004 has been fixed as the record date (the "Record Date") for determining the holders of shares of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 199,710,374 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

     A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. For the approval of Proposal No. 1 (the increase in the Company's authorized but unissued shares of common stock), it must be approved by the holders of a majority of the outstanding Common Stock. For Proposal No. 2 (the election of directors), the three candidates receiving the greatest number of affirmative votes will be elected, provided a quorum is present and voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to ratify and approve Proposal No. 3 for ratification of the appointment of independent auditors.

     Votes to abstain and broker non-votes are counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Because abstentions and broker non-votes will be included in tabulations of the votes entitled to vote for purposes of determining whether a proposal has been approved, abstentions and broker non-votes will have the same effect as negative votes on Proposal No. 1 and Proposal No. 3.

     An automated system will tabulate votes cast by proxy at the Annual Meeting and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

PROPOSAL  1

AMENDMENT  OF  THE  COMPANY'S  ARTICLES  OF  INCORPORATION
TO  INCREASE  AUTHORIZED  CAPITAL  STOCK

     On January 19, 2004, the Company's Board of Directors unanimously approved a resolution to amend Article 5 of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 850,000,000 shares, subject to stockholder approval. As of the Record Date, the Company had 199,710,734 shares of Common Stock issued and outstanding. The purpose of the amendment is to provide the Company with additional shares of Common Stock which may be made available for existing and future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. The Company presently has an obligation under existing convertible debentures to provide for the authorization and potential issuance of additional shares of common stock. If the amendment is approved, the Company also will have greater flexibility in the future to issue shares in excess of those currently authorized, without the expense and delay of a special stockholders meeting. The Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock other than as provided in certain employee benefit plans and in connection with the potential conversions of issued and outstanding convertible debentures issued to Laurus Master Fund, Ltd., Triton Private Equities Fund, L.P. and Eiger Companies LtdIf the Board of Directors deems it in the best interests of the Company and the stockholders to issue additional shares of Common Stock, the Board of Directors will have the authority to determine the terms of the issuance and generally would not seek approval by the stockholders unless such approval is required by applicable law or by the Nasdaq rules. An issuance of additional shares of Common Stock could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors. The Company has no knowledge that any person intends to effect such a transaction.

THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE CERTIFICATE AMENDMENT TO INCREASE AUTHORIZED CAPITAL STOCK

PROPOSAL  NO.  2

ELECTION  OF  DIRECTORS

     Currently, the Board of Directors of the Company consists of three persons, each having a term of office of one year (or until their successors are elected). At each annual meeting of shareholders, directors will be elected for a full term of one year to succeed those directors whose terms are expiring.

     The Board has nominated Joseph M. Naughton, Scott Claverie and Jim Cannon as directors, each to serve a one year term until the 2005 annual meeting of shareholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the Company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

     The three nominees receiving a plurality of the votes of the shares present in person or represented by proxy will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

     Certain  information  about  the  director  nominees,  is  furnished below.

     JOSEPH M. NAUGHTON, Chairman. Mr. Naughton has been our Chairman since May 1991. From September 1986 through October 1987, Mr. Naughton was Operations Manager for Shop Television Network in which he oversaw the marketing and merchandising from that company. In October 1987 Mr. Naughton was elected to Shop Television Network's Board and Directors and appointed simultaneously Executive Vice President and Chief Operating Officer. Shop Television Network's wholly-owned subsidiary ShopTV, Inc. was acquired by the JC Penney Company in 1988 and Mr. Naughton was a Vice President of Operations for the renamed JC Penny Television Shopping Channel, the TV home shopping program arm of the JC Penney Company until June 1991. Mr. Naughton was responsible for overseeing the video production and cable distribution for the JC Penney and Shop
Television Network. Prior to Shop Television Network, Mr. Naughton served as VP/General Merchandising Manager for the GEMCO division of Lucky Stores. From May 1970 until October 1986, Mr. Naughton worked for Lucky Stores, Inc. and its wholly owned subsidiary Gemco Stores.

     SCOTT  CLAVERIE,  Director  and  President  of AMS Acquisition Corp.  Until
March 20, 2001, Mr. Claverie directed the operations and marketing efforts of ShopGoOnline.com, our prior internet e-commerce division. From June 1997 until June 1999, Mr. Claverie was Business Operations Manager for Cal State University at Chico where he was responsible for management and support of the support staff for the university's voice network. From February 1994 until June 1996, he was a branch manager for Computer Telephone Corp. Computer Telephone Corp. markets a large variety of telecommunication services and was responsible for managing a significant portion of Pacific Bell's customer base. From September 1991 to February 1994, Mr. Claverie was an account executive for MCI Telecommunications, where he marketed communication products and services to the business community. From June 1987 through August 1990, he was Advertising
Director of the Chico News & Review, where he supervised and coordinated activities of sales personnel in the display and classified departments. From May 1981 through September 1986, Mr. Claverie was a retail manager for Gemco Stores, managing the operations for the fine jewelry and camera department.

     JIM CANNON, Director of Operations. Mr. Cannon has over 30 years of experience in the hospitality, lodging, and food and beverage industry. A graduate of Cornell University with a Bachelor's of Science degree in Business and Food Technology. He is an eleven-year veteran of the Days Inn organization, serving as Vice President of Franchise Operations. From September 1998 until April 1999, Mr. Cannon was with ShoLodge Franchise Systems. From March 1997 until September 1998, Mr. Cannon was Director of Franchise Sales for Country & Hearth Inns in Atlanta, Georgia. From August 1990 through August 1996, Mr. Cannon was National Director of Franchise Development for Hospitality International, Inc. in Atlanta, Georgia. During 1990 and 1991, Mr. Cannon worked in sales of Friendship Inn and Econolodge franchises for Econolodges of America, Inc. in North Bergen, New Jersey. In addition, Mr. Cannon's past experience includes senior level executive positions with Columbia Sussex Corporation, Inc. (a Holiday Inn Franchise Group), Days Inn or America, Inc and other hotels and restaurants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE

RELATIONSHIPS  AMONG  DIRECTORS  OR  EXECUTIVE  OFFICERS

     There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     During the fiscal year ended December 31, 2003, the Board met nine times. The Board does not have an audit committee, a compensation committee, or any other committee performing the functions of such committees. During the fiscal year ended December 31, 2003, all directors attended more than 75% of all the meetings of the Board.

     The Board does not have a nominating committee or a committee performing the functions of a nominating committee. While there are no formal procedures for shareholders to recommend nominations, the Board will consider shareholder recommendations. Such recommendations should be addressed to Joseph M. Naughton, the Company's President, at the Company's principal executive offices.

COMPENSATION  OF  DIRECTORS

     The Company's directors are not currently compensated for serving in such capacity.

MANAGEMENT

EXECUTIVE  OFFICERS  AND  DIRECTORS

Name                    Age          Positions

Joseph  M.  Naughton     60          Chairman,  Chief  Executive  Officer,
Director

Scott  Claverie          41          Director

Jim  Cannon              67          Director,  Vice  President  and  Secretary

     For information concerning the backgrounds of such officers, see "Election of Directors" above.

PROPOSAL  NO.  3

RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  AUDITORS

     Weinberg & Company, P.A., has served as the Company's independent auditors for the fiscal year ended December 31, 2003 and has been appointed by the Board to continue as the Company's independent auditors for the Company's fiscal year ending December 31, 2004. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person or by proxy, management will review its future selection of auditors. A representative of Weinberg & Company is expected to be available by telephone at the Annual Meeting. The representative will have an opportunity to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004


EXECUTIVE  COMPENSATION  AND  RELATED  INFORMATION

     The following summary compensation table shows certain compensation information for services rendered in all capacities for the four fiscal years ended December 31, 2000, 2001, 2002 and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                           SUMMARY COMPENSATION TABLE

                          Annual  Compensation                 Long  Term  Compensation
                    --------------------------              -------------------------------
                                                               Awards                     Payouts
                                                           ---------------           -------------------
                                                                                     SECURITIES
                                                       OTHER ANNUAL   RESTRICTED     UNDERLYING     LTIP      ALL OTHER
                                 SALARY      BONUS     COMPENSATION   STOCK Awards    OPTIONS      PAYOUTS   COMPENSATION
NAME AND PRINCIPAL   YEAR          ($)        ($)            ($)        ($)           SARS (#)       ($)         ($)
 POSITION
Joseph Naughton      2003         $96,000     -0-            -0-         -0-            -0-           -0-        -0-
(President, CEO)     (12/31)

                     2002         $96,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

                     2001          96,000     -0-            -0-        - 0 -          - 0 -          -0-        -0-
                     (12/31)

                     2000          96,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

Jim Cannon (1)       2003          12,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

                     2002          26,000     -0-            -0-         -0-            -0-           -0-        -0-
                     (12/31)

                     2001          26,000     -0-            -0-        - 0 -          - 0 -          -0-        -0-
                     (12/31)

                     2000          60,000     -0-            -0-        - 0 -          - 0 -          -0-        -0-
                     (12/31)

Mick Schumacher (2)  2001          50,000     -0-           40,000 (3)   -0-            -0-           -0-        -0-
                     (12/31)



(1)  Mr.  Cannon  commenced  his  employment  with  the  Company  in  1999.
(2) Mr. Schumacher joined the Company as Chief Financial Officer in July 2001. In November 2001, Mr. Schumacher's position as Chief Financial Officer was terminated.
(3) Reflects $40,000 value of common stock of the Company issued to Mr. Schumacher.


                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                      (INDIVIDUAL GRANTS)

                    NUMBER OF SECURITIES            PERCENT OF TOTAL
                         UNDERLYING              OPTIONS/SAR'S GRANTED
                    OPTIONS/SAR'S GRANTED        TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
                           (#)                            YEAR                  ($/SH)                 EXPIRATION DATE
NAME
Joseph M. Naughton         -0-                             --                     --                        --
------------------  ----------------------       ----------------------     -----------------------    ---------------
James Cannon               -0-                             --                     --                        --
------------------  ----------------------       ----------------------     -----------------------    ---------------
Mick Schumacher            -0-                             --                     --                        --
------------------  ----------------------       ----------------------     -----------------------    ---------------


                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND FY-END OPTION/SAR VALUES

                                                              NUMBER OF UNEXCERCISED
                                                              SECURITIES UNDERLYING          VALUE OF UNEXERCISED IN-THE-
                                                              OPTIONS/SARS AT FY-END (#)     MONEY OPTION/SARS
                    SHARES ACQUIRED ON                        EXERCISABLE/UNEXERCISABLE      AT FY-END ($)
NAME                EXERCISE (#)         VALUE REALIZED ($)                                  EXERCISABLE/UNEXERCISABLE
                    -------------------  ------------------   --------------------------    -----------------------------
Joseph M. Naughton         -0-                 -0-                       - 0 -                        --

James Cannon               -0-                 -0-                       - 0 -                        --

Mick Schumacher            -0-                 -0-                       - 0 -                        --


Employment  Agreements

Not  applicable

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Go Online common stock and Series A Preferred Stock of the Company as of December 31, 2001 by:
     --  each  person  or  entity  known to own beneficially more than 5% of the common  stock  or  5%  of  the  preferred  stock;
     --  each  of  Go  Online's  directors;
     --  each  of  Go  Online's  named  executive  officers;  and
     --  all  Go  Online  executive  officers  and  directors  as  a  group.

                           Name and                     Amount and
                           Address of                    Nature of              Percent of
Title of Class             Beneficial Owner (1)        Beneficial Ownership       Class
-------------------------  ---------------------       --------------------    -----------
Common Stock               Joseph M. Naughton              7,247,125 (2)         3.6%
Preferred Stock                                                    0             0.0%
Common Stock               James M. Cannon                 1,168,000 (3)         1.1%
Preferred Stock                                                    0             0.0%
Common Stock               Scott Claverie                    937,500             1.0%
Preferred Stock                                                    0             0.0%
  Bill Tillson
     14623 Deervale Place
Preferred Stock            Sherman Oaks, CA 91403             40,000             8.0%

Common Stock               All Officers and Directors
                           as a Group (3 persons)          9,325,625 (2,3)       4.7%
                                                           --------------        ----


-----------------------
1. Except as otherwise set forth, the address for each of these shareholders is c/o Go Online Networks Corporation, 9800 Eton Avenue, Chatsworth, CA 91311.

2. Mr. Naughton's shares are held through several different entities and trusts, as to which Mr. Naughton is the primary beneficial owner, including The Lynde Group, The Naughton Family Trust, JNNE, Inc., and a JWTROS account with his deceased spouseOther than Mr. Naughton's beneficial ownership of such shares through such entities and trusts, none of such entities or trusts has any relationship with Go Online.
3. Reflects 158,000 shares which Mr. Cannon owns directly and up to 1,000,000 shares which Mr. Cannon could obtain upon the exercise of a warrant to purchase shares of common stock at $.20 per share.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Joseph M. Naughton, our Chief Executive Officer has made several loans to Go Online. As of December 31, 2002 and as of December 31, 2001 the amounts payable to Mr. Naughton for advances totaled $288,681 and $311,388 respectively. In addition there is unpaid compensation due to him of $5,000 for 2002, $30,000 for 2001 and $96,000 as of December 31, 2000. A portion of Mr. Naughton's unpaid salary was converted to stock during fiscal year 2000 and during fiscal 2001. The balances payable to Mr. Naughton are uncollateralized, bear no interest and are payable on demand. This loan is on terms which are substantially better than could be obtained from third parties.

SHAREHOLDER  PROPOSALS

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be included in an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the 2005 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, between January 1, 2004 and April 15, 2004. A shareholder's notice to the Secretary must set forth as to each matter the stockholder proposed to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received by the Company not later than April 15, 2004 in order to be considered for inclusion in the Company's proxy materials for that meeting.

2002  ANNUAL  REPORT  TO  SHAREHOLDERS

Included with this Proxy Statement is the Company's 2002 annual report on Form 10-KSB (the "Annual Report") for the fiscal year ended December 31, 2002. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Annual Report and a copy of the exhibits to the Annual Report as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies, please write to Joseph M. Naughton, President of the Company, at 9800 Eton Avenue, Chatsworth, California 91311.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.


OTHER  MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

     By  Order  of  the  Board  of  Directors